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                                                                    Exhibit 10.6

                            COMPASS BANCSHARES, INC.
                        2002 INCENTIVE COMPENSATION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT

     THIS AGREEMENT is made and entered into as of ___________ ___, 2006, between grantor Compass Bancshares, Inc., a Delaware corporation (the "Corporation"), Compass Bank ("Compass"), and grantee, ______________________ (the "Employee").

                                   WITNESSETH:

     The Compensation Committee of the Board of Directors of the Corporation (the "Compensation Committee") on ___________ ___, 2006, upon the request of Compass Bank, approved the grant to Employee of awards under the Corporation's 2002 Incentive Compensation Plan (the "Plan") and established the terms and conditions of such awards, as contained in this Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. GRANT OF OPTION. Employee shall have the right and option to purchase on the terms and conditions set forth herein and in the Plan, all or any part of an aggregate of _________ shares ("Option Shares") of the $2.00 par value common stock of the Corporation (the "Common Stock") at the purchase price of $______ per share (the "Option Price"). The Option Price is 100% of the fair market value of the Common Stock on ___________ ___, 2006, the date of the grant of the option covered by this Agreement.

     2. TERMS AND CONDITIONS. It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

          (a) Expiration Date. The option shall expire on ____________ ___, 2016 (the "Expiration Date"). After the Expiration Date, Employee shall have no further rights to exercise any option granted hereunder. Nothing contained in this Agreement, including without limitation no part of this Section 2 or
Section 8, shall extend the time period during which the option can be exercised beyond the Expiration Date.

          (b) Exercise of Option. The option covered by this Agreement may be exercised by Employee from time to time, in whole or in part, up to the amount set forth in the following schedule during the period beginning on the date indicated below and ending on the Expiration Date:

On or after           Options exercisable
-----------         -----------------------
__________, 2007    50% of aggregate shares
__________, 2008    25% of aggregate shares
__________, 2009    25% of aggregate shares

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          (c) Method of Exercise and Payment of Purchase Price Upon Exercise.
The method of exercise of the option shall be by giving written notice to the Corporation. Payments shall be made at the time of exercise and shall be in cash or in shares of Common Stock. In the event payment is made in shares of Common Stock, such shares shall be valued at their fair market value on the date of exercise, as indicated by the closing stock price at the close of regular trading hours of the primary stock exchange or market on which the Common Stock is traded on that date. The option is not exercised until both the written notice and the payment for the shares exercised are actually received by the Corporation.

          (d) Exercise Upon Death. In the event that Employee ceases to be employed by Corporation or its subsidiaries by reason of death, the option shall become immediately exercisable, notwithstanding the schedule in Section 2(b) hereof, and may thereafter be exercised as to all shares subject to the option by the legal representative of the estate, by the person or persons entitled to the option under the Employee's will or the laws of descent and distribution, as appropriate, or by Employee's transferee under Section 7(b) hereof, until the earlier of (i) the Expiration Date or (ii) the first anniversary of the date of the Employee's death.

          (e) Exercise Upon Termination of Employment While Disabled. In the event that Employee ceases to be employed by the Corporation or its subsidiaries while Disabled, as defined below, except for Cause, as defined in Section 8, the option shall become immediately exercisable, notwithstanding the schedule in
Section 2(b) hereof, and may thereafter be exercised as to all shares subject to the option until the earlier of (i) the Expiration Date or (ii) the later of (A) the first anniversary of the date that Employee is determined by the Corporation to be Disabled or (B) the first anniversary of the end of Employee's employment by the Corporation or its subsidiaries. As an express condition to the applicability of this Section 2(e), Employee agrees to cooperate with the Corporation in determining whether Employee is Disabled, including without limitation providing documentation from health care providers and submitting to medical examinations upon request by the Corporation. For purposes of this Agreement, Employee shall be considered to be Disabled if Employee is totally and permanently disabled according to the standards contained in the Corporation's long-term disability plan, as applied by the Corporation, or according to such other reasonable standard that the Corporation may apply, in its sole discretion.

          (f) Exercise Upon Termination of Employment by Reason Other than Death or Disability. The option or any unexercised portions thereof shall expire upon termination of Employee's employment with the Corporation and its subsidiaries for any reason, except as provided in Section 2(d), Section 2(e), and this
Section 2(f). If Employee's employment with the Corporation or its subsidiaries is terminated by either party prior to 15 days after the initial vesting of any of the options as set forth in Section 2(b), then 5% of the Option Shares shall be deemed vested, notwithstanding the schedule in Section 2(b), and available for exercise by the employee within 30 days after the termination of Employee's employment with the Corporation or its subsidiaries. The option may be exercised in whole or in part within twelve months after Employee's

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termination of employment (i) at any time after a "Sale of the Corporation" as defined in Section 8 hereof, or (ii) within the meaning of the Compass Bancshares, Inc. Severance Pay Plan, as such Plan may exist from time to time (including any amendment to, modification of, addition to, deletion from, or replacement of said Plan), that results in eligibility for benefits under such Plan, provided that this provision is not intended to, and does not, constitute a guarantee or promise that the Compass Bancshares, Inc. Severance Pay Plan (in its current or any future form) will be continued and the Corporation expressly reserves all rights to amend, modify, add to, delete from, and terminate such Plan, or (iii) by retirement at age fifty-five or older with at least five years of vested service under the Compass Bancshares, Inc. Retirement Plan or the Compass Bancshares, Inc. SmartInvestor Retirement Plan. Upon the Employee's termination in the event of (i) or (ii) above, any unexercised portion of the option shall vest and become subject to exercise immediately and the schedule set forth in Section 2(b) hereof shall become void. The exercise of the option after termination of employment may cause the option to become a non-qualified stock option. Nothing contained in this Agreement shall extend the time period set forth in Section 2(a) during which the option can be exercised.

     3. INCENTIVE STOCK OPTION. This option is intended to be an incentive stock option within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") for all of the shares subject to the option hereunder. To the extent that any option does not qualify as an incentive stock option, it shall constitute a separate non-qualified stock option.

     4. NO RIGHTS AS SHAREHOLDER. No option granted hereunder shall entitle the holder thereof to any rights as a shareholder in the Corporation with respect to any shares to which the option relates until such option has been exercised properly and paid for in full and the corresponding shares issued.

     5. RESTRICTIONS ON TRANSFER OF SHARES. Employee hereby agrees for himself or herself and his or her legal representative, heirs and distributees, that if a registration statement covering the shares issuable upon exercise of any option hereunder is not effective under the Securities Act of 1933, as amended (the "Act"), at the time of such exercise, or if some other exemption from the provisions of the Act is not available, then all shares of Common Stock then received or purchased upon such exercise shall be acquired for investment, and that the notice of exercise delivered to the Corporation shall be accompanied by a representation in writing acceptable in scope and form to counsel to the Corporation and signed by Employee or Employee's legal representative, heirs or distributees, as the case may be, to the effect that the shares are being acquired in good faith for investment and not with a view to distribution thereof. Any shares so acquired may be deemed restricted securities under Rule 144 as promulgated by the Securities and Exchange Commission under the Act, and as the same may be amended or replaced and subject to restrictions upon sale or other disposition and may bear any required legend, or other legend deemed appropriate by the Corporation, to that effect.

     6. REGISTRATION OF SHARES. If at any time the Board of Directors of the Corporation or the Compensation Committee shall determine that the listing, registration

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or qualification of any shares subject to the option upon any securities exchange, or under any state or federal law, or the consent or approval of any governmental or regulatory body is necessary or desirable as a condition of or in connection with the issuance or purchase of shares hereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval has been effected or obtained free of any conditions not acceptable to the Board of Directors or to the Compensation Committee.

     7. TRANSFER OF RIGHTS. (a) To the extent this option is an "incentive stock option" under the code, it is not transferable except by will or by the laws of descent and distribution and shall be exercisable during Employee's lifetime only by Employee. After the death of Employee, this option may be exercised only by Employee's estate or by the person or persons entitled to the option under Employee's will or the laws of descent and distribution, as appropriate. In the event the option is transferred by reason of the Employee's death, the option may be exercised thereafter only to the extent that the Employee would have been entitled to exercise the option had the option not been transferred.

          (b) To the extent the option evidenced hereby does not qualify as an "incentive stock option" under the Code, it may be transferred only under the following circumstances: (i) by will or the laws of descent and distribution, in which case the option may be exercised in accordance with the provisions applicable to incentive stock options set forth above or (ii) by gift or pursuant to a domestic relations order to a family member (or a trust for their benefit), in which case the Employee shall promptly report the transfer to the Secretary of the Corporation so that the Corporation may deliver to his transferee all requisite documents concerning the Plan (including the prospectus meeting the requirements of Section 10(a) of the Securities Act of 1933, as amended). For this purpose, "family member" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, a trust in which these persons have more than fifty (50) percent of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than fifty (50) percent of the voting interests. A transfer to an entity in which more than fifty (50) percent of the voting interests are owned by family members, or the Participant, in exchange for an interest in that entity is also permitted pursuant to this Section 7. In the event the option is transferred pursuant to Section 7(b)(ii), the transferee may exercise the option only to the extent that the Employee (or the Employee's estate) would have been entitled to exercise the option had the option not been transferred.

          (c) This Section 7 replaces any provision governing the Employee's ability to transfer his rights in an option contained in any incentive stock option agreement between the Corporation and the Employee entered into as of a date prior to the date of this Agreement only to the extent the option evidenced by such agreement does not qualify as an "incentive stock option" under the Code.

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     8. COVENANTS. In consideration of the Corporation, Compass, or one or more of the subsidiaries or affiliates of either (hereinafter collectively referred to as "the Company") disclosing confidential and proprietary information, as more fully described in section 8(c) below, after the date hereof, the grant by the Corporation of the option, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employee, the Corporation, and Compass, intending to be legally bound, hereby agree as follows:

          (a) While Employee is employed by the Company, Employee will devote his or her entire time, energy and skills to the service of the Company. Such employment shall be at the pleasure of the board of directors of each employing corporation. Except as provided in Section 2 hereof, no option granted under this Agreement shall be exercised after the termination of Employee's employment with the Company. Nothing contained in this Agreement shall extend the time period set forth in Section 2(a) during which the option can be exercised.

          (b) Employee will not, during the term of his or her employment with the Company, or for a period of two years after termination for any reason of his or her employment with the Company, directly or indirectly, either individually or as a stockholder, director, officer, consultant, independent contractor, employee, agent, member or otherwise of or through any corporation, partnership, association, joint venture, firm, individual or otherwise (hereinafter "Firm"), or in any other capacity:

               (i) Carry on or engage in a business that competes with the business of the Company within 100 miles of any city where Employee engaged in business, Employee had responsibility, other employees that were supervised by Employee worked, or Employee otherwise conducted business for the Company;

               (ii) With respect to any type of product or service offered by or available from the Company, solicit, directly or indirectly, or do any such business with any customer of the Company called on, serviced by, or contacted by the Employee in any capacity, or otherwise known to the Employee by virtue of the Employee's employment with the Company in any state in which the Employee was employed by the Company or any state in which the customer does business; or

               (iii) Solicit, directly or indirectly, any employee of the Company to leave their employment with the Company for any reason. For purposes of this Agreement, the Company and Employee agree that Employee shall be presumed to have solicited an employee in violation of this Agreement if such employee is hired by Employee or his or her Firm within six (6) months of Employee's last employment date with the Company.

          (c) The Company shall provide confidential information to Employee and, Employee agrees, during the term of his or her employment and thereafter, not to use, divulge, or furnish or make accessible to any third party, company, corporation or

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other organization (including, but not limited to, customers, competitors, or governmental agencies), without the Company's prior written consent, any trade secrets, customer lists, information regarding customers, information regarding Compass' relationships with specific existing or prospective customers, customer goodwill associated with Compass' trade name, or other valuable confidential and proprietary information concerning the Company or its business, including without limitation, confidential methods of operation and organization, trade secrets, confidential matters related to pricing, markups, commissions and customer lists. Employee warrants and agrees that every customer whom Employee services in any way while employed at the Company is a customer of the Company and not a customer of Employee, individually. Employee agrees that such information remains confidential even if committed to Employee's memory.

          (d) Employee and the Corporation recognize that Compass and any subsidiaries or affiliates of the Corporation or Compass which employ Employee are third-party beneficiaries to this Agreement that are intended to be protected by the covenants in this Agreement and that, except as otherwise expressly provided in this Agreement, any successor or assign of the Corporation or one of the third-party beneficiaries to this Agreement may enforce the covenants in this Agreement as if it were a party to these covenants. Moreover, Employee, the Corporation, and Compass acknowledge and agree that the Company has legitimate business interests to protect relative to Employee, including trade secrets, other valuable confidential and proprietary business information, substantial relationships with specific prospective and existing customers, substantial relationships with other employees of the Company, customer goodwill associated with Compass' trade name, and the Company's servicing of specific markets provided to Employee. Employee agrees that the restrictions contained in this Section 8 are necessary and reasonable for the protection of the legitimate business interests and goodwill of the Company described above, and Employee agrees that any breach of this Section 8 will cause the Company substantial and irrevocable damage and, therefore, the Company shall have the right, in addition to any other remedies it may have, to seek specific performance and injunctive relief, without the need to post a bond or other security. Employee agrees that the period during which the covenant contained in this Section 8 shall be effective shall be computed by excluding from such computation any time during which Employee is in violation of any provision of Section 8. Employee agrees that if any covenant contained in Section 8 of this Agreement is found by a court of competent jurisdiction to contain limitations as to time, geographical area, or scope of activity that are not reasonable and impose a greater restraint than is necessary to protect the goodwill or other business interest of the Company, then the court shall reform the covenant to the extent necessary to cause the limitations contained in the covenant as to time, geographical area, and scope of activity to be restrained to be reasonable and to impose a restraint that is not greater than necessary to protect the goodwill and other business interests of the Company and to enforce the covenant as reformed.

          (e) Employee specifically recognizes and affirms that each of the covenants contained in subdivisions (b) and (c) of this Section 8 is a material and important term of this Agreement which has induced the Company to provide for the award of the option granted hereunder, the disclosure of confidential information referenced herein, and the other promises made by the Company herein, and Employee further agrees that should all or any part or application of subdivisions (b) or (c) of Section 8 of this Agreement be held or found invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction in an action between Employee and the Corporation, Compass, or an affiliate of either, the Corporation shall be entitled to receive (but not obligated to acquire) from Employee all Common Stock held by Employee which was obtained by Employee under this Agreement (including all shares obtained by virtue of any stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares, or other transaction, hereinafter "stock dividends") by returning to Employee for each share received the Option Price paid by Employee (as adjusted for stock dividends). If Employee has sold, transferred, or otherwise disposed of Common Stock obtained under this Agreement (including all shares obtained by virtue of any stock dividend), the Corporation shall be entitled to receive from Employee the difference between the Option Price paid by Employee and the fair market value of the Common Stock (including all shares obtained by virtue of any stock dividends) on the date of sale, transfer, or other disposition.

          (f) Notwithstanding any provision to the contrary herein contained,
Section 8(b) shall not apply:

               (i) Upon the termination of the Employee's employment by the Corporation other than for Cause within one (1) year following a Sale of the Corporation; and

               (ii) Upon the voluntary termination of employment by the Employee for any reason within the thirty (30) day period immediately after the one (1) year period following a Sale of the Corporation.

For purposes of this Agreement, "Cause" shall mean (i) a willful and material violation of applicable banking laws and regulations, (ii) dishonesty, (iii) theft, (iv) fraud, (v) embezzlement, (vi) commission of a felony or a crime involving moral turpitude, (vii) substantial dependence or addiction to alcohol or any drug, (viii) conduct disloyal to the Corporation or its affiliates, or
(ix) willful dereliction of duties or disregard of lawful instructions or directions of the officers or directors of the Corporation or its affiliates relating to a material matter.

For purposes of this Agreement, "Sale of the Corporation" shall mean (i) the acquisition by any individual, entity or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either the then outstanding shares of common stock of the Corporation (the "Outstanding Common Stock") or the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"), or (ii) consummation by the Corporation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Corporation; unless, following such acquisition of beneficial ownership or transaction, (A) more than 60% of the then outstanding shares of common stock of the Person resulting from such reorganization, merger or consolidation, or (B) more than 60% of the then outstanding shares of common stock of the Person acquiring such beneficial ownership or assets, and the combined voting power of the then Outstanding Voting Securities of such Person entitled to vote generally in the election of directors of such Person is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of Outstanding Common Stock and Outstanding Voting Securities immediately prior to such acquisition or transaction, in substantially the same proportion as their ownership of Outstanding Common Stock and Outstanding Voting Securities prior to such event.

          (g) This Section 8 replaces section 8 in all stock option agreements between the Corporation and the Employee entered into as of a date prior to the date of this Agreement. All such prior agreements are hereby amended to include this Section 8 in place of section 8 in any such prior agreements.

     9. DISPOSITION OF SHARES. Employee agrees to notify the Corporation promptly of the disposition of any shares of Common Stock purchased pursuant to this option which are disposed of within one year after transfer of such shares to Employee, or within two years of the date of the grant of such option. For purposes of such notification, "disposition" shall have the meaning assigned to it in Section 425(c) of the Code.

     10. PLAN TO CONTROL. The Plan is incorporated in this Agreement by this reference. Any question of interpretation or application of the Plan or this Agreement shall be resolved by the Compensation Committee and its determination shall be final and binding on the Corporation and Employee. In the event of any conflict between the provisions of the Plan and of this Agreement, the Plan shall control. Employee hereby acknowledges receipt of a copy of the Plan.

     11. NOTICES. All notices hereunder shall be in writing and, if to the Corporation, shall be delivered personally to the Chairman or Corporate Secretary or mailed to the Corporation's principal office at 15 South 20th Street, Birmingham, Alabama 35233, addressed to the attention of the Chairman or Corporate Secretary; and if to Employee, shall be delivered personally or mailed to him at the address noted below. Such addresses may be changed at any time by notice from one party to the other.

     12. BINDING EFFECT. This Agreement shall bind and inure to the benefit of the parties hereto, the successors and assigns of the Corporation and the person to whom the rights of Employee are transferred by will or the laws of descent and distribution.

     13. HEADINGS. The section headings used herein are solely for reference only and shall not affect in any way the meaning and interpretation of the terms and conditions set forth herein.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        COMPASS BANCSHARES, INC.


                                        By:
                                            ------------------------------------
                                        Name: D. Paul Jones, Jr.
                                        Title: Chairman and Chief Executive
                                               Officer


                                        COMPASS BANK


                                        By:
                                            ------------------------------------
                                        Name: Kelcey C. Wharton
                                        Title: Senior Vice President


WITNESS:                                EMPLOYEE:


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Signature                               Signature

                                        Date:
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